Supplement dated June 28, 2012, to the Wilmington Managed Allocation Fund — Moderate Growth II (the “Fund,” formerly the MTB Managed Allocation Fund — Moderate Growth II) Prospectus dated April 30, 2012, as supplemented (the “Prospectus”)

The purpose of this supplement is to inform you that on June 22, 2012, Wilmington Funds Management Corporation and Wilmington Investment Advisors, Inc. (hereinafter collectively, the “Advisor”), recommended, and the Board of Trustees of the Wilmington Funds approved, the liquidation of the Fund as being in the best interests of the Fund’s shareholders.

The shareholders of the Fund are insurance company separate accounts that serve as the investment medium for variable annuity contracts and variable life insurance policies issued by the insurance companies. It is anticipated that the separate accounts will give their contract owners appropriate notice of the liquidation.

The Fund will be closed to purchase orders as soon as is practicable, which may be immediately prior to the liquidation date.

In connection with its liquidation and as deemed appropriate, the Fund may depart from its stated goals, strategies and techniques as it begins to convert all of its portfolio securities to cash or cash equivalents in preparation for the distribution of its assets to shareholders.

The Fund will bear the expenses of its liquidation, which will include the cost of printing and distributing a prospectus sticker regarding the liquidation, and other transaction costs and administrative costs associated with selling portfolio holdings to effect the liquidation.

The liquidation is expected to occur on or about September 28, 2012. On the liquidation date, the Fund will make a liquidating distribution to its remaining shareholders equal to the shareholder’s proportionate share of the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by each shareholder, and the Fund will then be dissolved.

If you have any questions regarding the liquidation, please contact the Wilmington Funds at 1-800-836-2211.

Please keep this Supplement for future reference.